UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported), November 17, 2003

                                ISecureTrac Corp.

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               (Exact name of registrant as specified in charter)

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          Delaware                     0-26455                  87-0347787
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

5022 South 114th Street, Omaha, Nebraska                             68137
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(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (402) 537-0022

                                 Not Applicable


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          (Former name or former address, if changed since last report)


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

ITEM 5. OTHER EVENTS.

iSecureTrac Corp. today announced its financial results for the third quarter and the filing of its third quarter report on Form 10-QSB. The report consolidates the financial results of iSecureTrac Corp. and its wholly owned subsidiary, Tracking Systems Corporation of Harrisburg, Pennsylvania (TSC), and is the first such report since the acquisition of TSC was completed on August 28, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.                    Description
------------------------      --------------------------------------------------

         99.1                 Press Release

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ISECURETRAC CORP.


Date: November 17, 2003                   By: /s/ James E. Stark
                                              ----------------------------------
                                              President



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

                                  EXHIBIT INDEX


         Exhibit No.                    Description
------------------------      --------------------------------------------------

         99.1                 Press Release

               ISECURETRAC REPORTS THIRD QUARTER FINANCIAL RESULTS

         OMAHA, Neb.- Nov. 17, 2003 - iSECUREtrac(TM) Corp. (OTCBB: ISRE), an industry leader in the development of global positioning systems (GPS) for tracking and monitoring, reported consolidated revenues for the third quarter ended September 30,2003, increased to $386,852, representing a 53.3% increase over the comparable prior year quarter. The Company reported a net loss available to common stockholders of $2,112,215, or $0.05 per share. The comparable prior year quarter saw a net loss available to common stockholders of $1,356,235, or $0.04 loss per share.

         "We continued our sales growth in the third quarter," said Jim Stark president of iSECUREtrac Corp. Stark commented further, "When comparing this year's performance to the prior year, you must take into account the change in our business model from selling product to distributors to a direct model where we now lease our product and services to the end user agencies and service providers across the United States. When moving from `sales accounting' to `lease accounting', the short run impact is a reduction in revenue, as revenue is now recognized on a monthly basis, over the life of the lease, rather than on the date of the sale. However, we now have a recurring revenue stream from our customers versus a one time sale to a distributor. Additionally, in the third quarter of this year;

         o        we brought on new sales leadership;

         o        doubled the size of our direct sales force;

         o launched the wireless version of our tracNET24 tracking solution;

         o        ramped up our manufacturing capabilities;

         o        and completed the acquisition of Tracking Systems
                  Corporation."

         Stark added, "This was a very dynamic quarter, characterized by increased investment and increasing sales successes. Our new customers underscore the market's commitment to not only address the issue of criminals on the streets, but also to move away from antiquated technology that tracNET24 so effectively replaces. We are the industry's acknowledge technology leader and the expanded sales force is taking advantage of this position to get to more prospects on a more timely basis."


                                   ---MORE---

         For the nine months ended September 30, 2003, revenues increased 24.3% from the comparable period of 2002, to $576,787. The Company reported a net loss available to common stockholders of $5,152,534, or $0.13 per share for the period. During the same period in 2002, net loss available to common stockholders was $4,906,015 or $0.17 per share.

SAFE HARBOR

This press release contains forward-looking statements that, if not verifiable historical fact, may be viewed as forward-looking statements that could predict future events or outcomes with respect to iSECUREtrac Corp. and its business. These forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements due to a number of risk factors including, but not limited to, continued sales growth of the Company's products, the level of demand for the Company's products and services, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-KSB for the year ended December 31, 2002. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

                          INVESTOR INFORMATION CONTACT:

American Financial Communications             Salzwedel Financial Communications
Richard Carpenter                             Jeff Salzwedel/Phil Agrue
(510) 597-4200                                (503) 638-7777

                            CORPORATE COMMUNICATIONS:

        James Stark, iSECUREtrac, jstark@isecuretrac.com, (402) 537-0022


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